INDEPENDENCE LIFE AND ANNUITY COMPANY

SUPPLEMENT DATED JANAURY 10, 2005

TO PROSPECTUS DATED MAY 1, 1995 FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

This supplement contains information about the Stein Roe Growth Stock Fund, Variable Series Sub-account.

Effective February 25, 2005, Stein Roe Growth Stock Fund, Variable Series is changing its name to Columbia Large Cap Growth Fund, Variable Series. On that date, Stein Roe Growth Stock Fund, Variable Series Sub-account will be changing its name, to reflect the change in the name of the underlying Portfolio.

independence (1/05)